Exhibit 10.1
PURCHASE AND SALE AGREEMENT
          THIS PURCHASE AND SALE AGREEMENT (this “Agreement”) is made and entered into as of July 9, 2008, by and between Wolstein Business Enterprises, L.P., an Ohio limited partnership (“Seller”), and Developers Diversified Realty Corporation, an Ohio corporation (“Buyer”).
RECITALS
          A. Seller is currently the owner of a 25.2525% membership interest (the “Membership Interest”) in RO & SW Realty LLC, a Delaware limited liability company (the “Company”).
          B. Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, the Membership Interest.
AGREEMENT
          NOW THEREFORE, in consideration of the foregoing, the mutual representations contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE 1: SALE AND PURCHASE OF THE MEMBERSHIP INTEREST
          1.1 Sale and Purchase. Subject to the terms and conditions set forth herein, concurrently with the execution of this Agreement, Seller is selling to Buyer, and Buyer is purchasing from Seller, the Membership Interest, free and clear of any mortgage, pledge, hypothecation, rights of others, claim, security interest, encumbrance, title defect, title retention agreement, voting trust agreement, interest, option, lien, charge or similar restrictions or limitations, including, without limitation, any restriction on the right to vote, sell or otherwise dispose of the Membership Interest (collectively, “Liens”), except for any limitations imposed by the Securities Act of 1933 (the “Act”) or any state “blue sky” or securities laws (“Blue Sky Laws”), in consideration for an aggregate purchase price of $10,000,000 (the “Purchase Price”), paid by Buyer to Seller.
          1.2 Deliveries. Concurrently with the execution of this Agreement:
          (a) Seller is delivering to Buyer (i) the Assignment of Limited Liability Company Interest, in the form attached hereto as Exhibit A, duly executed by Seller and Ronald J. Oehl, in his capacity as President of TLM Realty Corp., which is the manager of TLM Property Investments, LLC, which is the manager of the Company (the “Manager”), to evidence the Manager’s acknowledgment of the transactions contemplated by the Assignment of Limited Liability Company Interest and its consent to the admission of Buyer as a substituted Member of the Company pursuant to Section 8.03 of the Operating Agreement of the Company, (ii) the promissory note made by Albert T. Adams, as Trustee of the S.A.W. Trust under agreement dated December 18, 2002 (the “SAW Trust”), dated November 1, 2007, to Scott A. Wolstein, and later assumed by Seller as payor, marked “cancelled” by Scott A. Wolstein, and (iii) any other documents that are necessary to transfer to Buyer good and valid title to the Membership Interest, free and clear of Liens.
          (b) Buyer is delivering to Seller (i) the Assignment of Limited Liability Company Interest, in the form attached hereto as Exhibit A, duly executed by Buyer, and (ii) the Purchase Price, in immediately available funds.
ARTICLE 2: REPRESENTATIONS AND
WARRANTIES OF SELLER
          Seller represents and warrants to Buyer as follows:
          2.1 Title. Seller has good and marketable title to the Membership Interest, free and clear of all Liens. Upon the consummation of the transactions contemplated by this Agreement, Buyer is acquiring good and valid title to the Membership Interest, free and clear of all Liens.
          2.2 Consent and Release under Pledge Agreement. Seller has received from Scott A. Wolstein, in his capacity as pledgee under that certain Pledge Agreement, dated November 1, 2007, between the SAW Trust and Scott A. Wolstein, and later assumed by Seller as pledgor, an effective release of all of pledgee’s rights and interests under such Pledge Agreement.
          2.3 Consent of Jillian Marcy Kimmelsman Wolstein. Seller has received from Jillian Marcy Kimmelsman Wolstein (“Jillian”) effective written consent to Buyer’s discharge of the Note in connection with the transactions contemplated hereby.
          2.4 Validity and Enforceability. Seller has the requisite power and authority to execute, deliver and perform Seller’s obligations under this Agreement and the Assignment of Limited Liability Company Interest. This Agreement and the Assignment of Limited Liability Company Interest have been duly executed and delivered by Seller and, assuming due authorization, execution and delivery by Buyer, represent the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, fraudulent conveyance and other similar laws and principles of equity affecting creditors’ rights and remedies generally.
          2.5 No Conflict. The execution and delivery by Seller of this Agreement and the Assignment of Limited Liability Company Interest and the performance by Seller of Seller’s obligations hereunder and thereunder will not violate (i) any provision of any applicable law or regulation applicable to it or (ii) any provision of any agreement or other instrument to which the Company or Seller or the Company’s or Seller’s respective properties or assets are bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such agreement or other instrument, or result in the creation or imposition of any lien or other encumbrance of any nature whatsoever upon any of the Company’s or Seller’s respective properties or assets. The execution and delivery by Seller of this Agreement and the Assignment of Limited Liability Company Interest and Seller’s performance of its obligations hereunder and thereunder have been duly authorized and will not violate any term or undertaking of the partnership agreements or other agreements relating to the Company or Seller.

ARTICLE 3: REPRESENTATIONS AND WARRANTIES OF BUYER
          Buyer hereby represents and warrants to Seller as follows:
          3.1 Validity and Enforceability. Buyer has requisite power and authority to execute, deliver and perform Buyer’s obligations under this Agreement and the Assignment of Limited Liability Company Interest. This Agreement and the Assignment of Limited Liability Company Interest have been duly executed and delivered by Buyer and, assuming due authorization, execution and delivery by Seller, represent the legal, valid and binding obligations of Buyer, enforceable against Buyer in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, fraudulent conveyance and other similar laws and principles of equity affecting creditors’ rights and remedies generally.
          3.2 No Conflict. Buyer represents that Buyer’s purchase of the Membership Interest and the execution and delivery by it of this Agreement and the Assignment of Limited Liability Company Interest and the performance by Buyer of its obligations hereunder will not violate (i) any provision of any law or regulation applicable to it or (ii) any provision of any agreement or other instrument to which Buyer or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such agreement or other instrument, or result in the creation or imposition of any lien or other encumbrance of any nature whatsoever upon any of its properties or assets.
ARTICLE 4: MISCELLANEOUS
          4.1 Survival of Representations and Warranties. The representations and warranties of Seller and Buyer made herein shall survive the closing of the sale of the Membership Interest and the other transactions contemplated hereby.
          4.2 Integration, Modification and Waiver. This Agreement (including the Exhibits thereto), together with the Assignment of Limited Liability Company Interest, constitute the entire agreement between the parties concerning the subject matter hereof and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof. No supplement, modification or amendment of this Agreement will be binding unless executed in writing by Seller and Buyer. No waiver of any of the provisions of this Agreement will be deemed to be or will constitute a continuing waiver. No waiver will be binding unless executed in writing by the party making the waiver.
          4.3 Construction. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. The headings contained in this Agreement are included for purposes of convenience only, and will not affect the meaning or interpretation of this Agreement.
          4.4 Severability. If any provision of this Agreement or the application of any provision hereof to any party or circumstance will, to any extent, be adjudged invalid or unenforceable, the application of the remainder of such provision to such party or circumstance, the application of such provision to other parties or circumstances, and the application of the remainder of this Agreement will not be affected thereby.
          4.5 No Assignment. The rights and obligations of the parties hereunder may not be assigned by one party without the prior written consent of the other party hereto. Any attempted assignment in violation of this Section 4.5 shall be void.
          4.6 Further Instruments and Actions. The parties will execute such further instruments and take such further action as may reasonably be necessary to carry out the intent of this Agreement. Each party hereto will cooperate affirmatively with all other parties hereto, to the extent reasonably requested by such parties, to enforce rights and obligations herein provided.
          4.7 Notices. All notices and other communications required or permitted hereunder will be in writing and will be deemed to have been duly given when delivered in person or five business days after being sent by registered or certified mail, return receipt requested, postage prepaid or when dispatched by electronic facsimile transfer (if confirmed in writing by mail simultaneously dispatched) or one business day after having been dispatched by a nationally recognized overnight courier service:

If to Seller, to:	Wolstein Business Enterprises, L.P.
c/o Baker Hostetler
3200 National City Center
1900 East Ninth Street
Cleveland, Ohio 44114
Attention: Albert T. Adams
Facsimile: (216) 696-0740

If to Buyer, to:	Developers Diversified Realty Corporation
3300 Enterprise Parkway
Beachwood, Ohio 44122
Attention: Senior Vice President and General Counsel
Facsimile: (216)-755-1650
Any party hereto may change its address or facsimile number for the purposes of this Section 4.7 by giving notice as provided herein.
          4.8 Governing Law. This Agreement is made under and will be construed and interpreted in accordance with and governed by the laws of the State of Ohio, without regard to principles of conflicts of law.
          4.9 Facsimile Signatures. This Agreement may be executed and delivered by facsimile and upon such delivery the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other party.

          4.10 Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.
          4.11 Fees and Expenses. Each party shall bear and pay all costs and expenses incurred by it in connection with this Agreement.
[Signatures appear on the next page.]

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

SELLER:

WOLSTEIN BUSINESS ENTERPRISES, L.P.

	By:	WBE, Inc., its General Partner

	By:	/s/ Albert T. Adams
Name: Albert T. Adams
Title: President

BUYER:

DEVELOPERS DIVERSIFIED REALTY CORPORATION

By:		/s/ Daniel B. Hurwitz
Name: Daniel B. Hurwitz
Title:

EXHIBIT A
FORM OF
ASSIGNMENT OF LIMITED LIABILITY COMPANY INTEREST
See attached.

ASSIGNMENT OF
LIMITED LIABILITY COMPANY INTEREST
     THIS ASSIGNMENT OF LIMITED LIABILITY COMPANY INTEREST (this “Assignment”) is made and entered into as of July 9, 2008, by and between Wolstein Business Enterprises, L.P., an Ohio limited partnership (“Assignor”), and Developers Diversified Realty Corporation, an Ohio corporation (“Assignee”). All capitalized terms used and not defined herein shall have the meanings as set forth in the Purchase and Sale Agreement (the “Agreement”), made and entered into as of July 9, 2008, by and between Assignor and Assignee.
RECITALS
     A. Assignor is currently the owner of a 25.2525% membership interest (the “Membership Interest”) in RO & SW Realty LLC, a Delaware limited liability company (the “Company”). The parties have entered into the Agreement whereby Assignee agreed to acquire Assignor’s Membership Interest.
     B. Assignor desires to transfer and convey to Assignee all of its right, title and interest in and to the Membership Interest, and Assignee desires to accept the Membership Interest.
AGREEMENT
     NOW, THEREFORE, the parties to this Assignment hereby agree as follows:
     1. Assignment of Membership Interest. In exchange for Buyer’s payment of the Purchase Price and other good and valuable consideration, and on the terms and conditions provided in the Agreement, Assignor hereby sells, transfers, assigns and conveys to Assignee all of Assignor’s right, title and interest in and to the Membership Interest and the capital, profits and losses thereof, free and clear of all Liens. Assignee hereby accepts Assignor’s assignment of the Membership Interest to Assignee.
     2. Further Assurances. Assignor and Assignee mutually agree to cooperate and execute and deliver such other instruments of sale, conveyance, transfer, assignment, assumption and confirmation and take such further action as the other may reasonably deem necessary in order to effectively convey, transfer and assign the Membership Interest.
     3. Integration, Modification and Waiver. This Assignment, together with the Agreement (including the exhibits thereto), constitute the entire agreement between the parties concerning the subject matter hereof and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof. No supplement, modification or amendment of this Assignment will be binding unless executed in writing by Assignor and Assignee. No waiver of any of the provisions of this Assignment will be deemed to be or will constitute a continuing waiver. No waiver will be binding unless executed in writing by the party making the waiver.

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     4. Construction. In the event an ambiguity or question of intent or interpretation arises, this Assignment will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Assignment. The headings contained in this Assignment are included for purposes of convenience only, and will not affect the meaning or interpretation of this Assignment.
     5. Severability. If any provision of this Assignment or the application of any provision hereof to any party or circumstance will, to any extent, be adjudged invalid or unenforceable, the application of the remainder of such provision to such party or circumstance, the application of such provision to other parties or circumstances, and the application of the remainder of this Assignment will not be affected thereby.
     6. No Assignment. The rights and obligations of the parties hereunder may not be assigned by one party without the prior written consent of the other party hereto. Any attempted assignment in violation of this Section 6 shall be void.
     7. Governing Law. This Assignment is made under and will be construed and interpreted in accordance with and governed by the laws of the State of Ohio, without regard to principles of conflicts of law.
     8. Facsimile Signatures. This Assignment may be executed and delivered by facsimile and upon such delivery the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other party.
     9. Counterparts. This Assignment may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.
     10. Fees and Expenses. Each party shall bear and pay all costs and expenses incurred by it in connection with this Assignment.
[Signatures appear on the following page.]

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     IN WITNESS WHEREOF, the undersigned have executed this Assignment as of the day and year first above written.

ASSIGNOR:

WOLSTEIN BUSINESS ENTERPRISES, L.P.

	By:	WBE, Inc., its General Partner

By:
Name: Albert T. Adams
Title: President

ASSIGNEE:

DEVELOPERS DIVERSIFIED REALTY CORPORATION

By:
Name:
Title:

Consent of Manager

The Manager of the Company hereby acknowledges receipt of a copy of the foregoing Assignment and consents to the admission of the Assignee as a substituted Member of the Company pursuant to Section 8.03 of the Operating Agreement of the Company.

Ronald J. Oehl, in his capacity as President of TLM Realty Corp., which is Manager of TLM Property Investments LLC, which is Manager of RO & SW Realty, LLC

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